Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Commitment And Contingencies [Abstract]
Schedule of commitments and contingencies
As at December 31, 2021, and in the normal course of business, the Company has obligations to make future payments representing contracts and other commitments that are known and committed as follows:

2022	$1,879
2023	190
2024	190
2025	—
2026	—
Thereafter	—

$ 2,259